Exhibit 10.1

Amendment to Loan Documents

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of March 17, 2025, by and among EVERCORE PARTNERS SERVICES EAST L.L.C. (the “Borrower”); EVERCORE LP, and EVERCORE GROUP HOLDINGS L.P. (together, “Guarantor” and, collectively, with the Borrower, each, a “Loan Party” and, collectively, the “Loan Parties”); and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

    A.    The Loan Parties have executed and delivered to the Bank one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”), which evidence or secure some or all of the Obligations (as defined in the Loan Documents). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

    B.    The Borrower, the other Loan Parties and the Bank desire to amend the Loan Documents as provided for in this Amendment.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

    2.    Each of the Loan Parties hereby certifies that: (a) all of the representations and warranties made by such Loan Party in the Loan Documents are, except as may otherwise be stated in this Amendment, true and correct in all material respects as of the date of this Amendment (except to the extent stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date, and provided that if a representation and warranty contains a materiality or Material Adverse Effect qualification, it is true and correct in all respects), (b) no Default or Event of Default exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar law relating to creditors’ rights generally). Each of the Loan Parties confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

    3.    Each of the Loan Parties hereby confirms that the contractual possessory security interest in certain collateral of the Bank with respect to the Borrower’s obligations to the Bank under the Existing Note (as defined in Exhibit A hereto) shall continue unimpaired and in full force and effect, and shall cover and secure all of such obligations, as modified by this Amendment.

    4.    As a condition precedent to the effectiveness of this Amendment, each of the Loan Parties shall comply with the terms and conditions (if any and to the extent applicable to such Loan Party) specified in Exhibit A.

    5.    To induce the Bank to enter into this Amendment, each Loan Party waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations, in each case, as of the date of this Amendment. The Borrower and the other Loan Parties each further agree to indemnify and hold the Indemnified Parties harmless from any loss, damage, claim, liability or expense (including attorneys’ fees) suffered by or rendered against any Indemnified Party on account of any claims arising out of or relating to the matters referred to in the Loan Documents or the use of any advance thereunder; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

    6.    This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile or other electronic transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or other electronic transmission.

    7.    Notwithstanding any other provision herein or in the other Loan Documents, each of the Loan Parties agrees that this Amendment, the Note, the other Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

    8.    [Reserved].

    9.    This Amendment will be binding upon and inure to the benefit of the Loan Parties and the Bank and their respective heirs, executors, administrators, successors and permitted assigns.

    10.    This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York.

    11.    This Amendment constitutes the sole agreement of the parties with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect hereto. From and after the Amendment Effective Date (as defined in Exhibit A), all references in the Loan Agreement (as defined in Exhibit A) and each of the other Loan Documents to the Loan Agreement or the other Loan Documents shall be deemed to be references to the Loan Agreement and such other Loan Documents, as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Loan Agreement and each of the other Loan Documents.

    12.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    13.    This Amendment shall not constitute a termination of the Loan Agreement nor a novation of any indebtedness or other obligations owing to the Bank under the Loan Agreement or any Liens or security interests, if any, granted thereunder or under any other Loan Document. All such security interests and Liens, if any, granted under the Loan Documents shall continue in full force and effect as amended, supplemented or otherwise modified herein.

    14.    The Borrower agrees to pay to the Bank all reasonable and documented out-of-pocket costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of outside counsel to the Bank, whether invoiced before or after the Amendment Effective Date.

    15.    Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Default or Event of Default, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the waiver of jury trial contained in the Loan Documents to which it is a party, which is incorporated herein by reference.

    WITNESS the due execution of this Amendment as of the date first written above.

EVERCORE PARTNERS SERVICES EAST L.L.C.

By: /s/ Timothy LaLonde
Name: Timothy LaLonde
Title: Chief Financial Officer

EVERCORE LP

By: /s/ Timothy LaLonde
Name: Timothy LaLonde
Title: Chief Financial Officer

EVERCORE GROUP HOLDINGS L.P.

By: /s/ Timothy LaLonde
Name: Timothy LaLonde
Title: Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Sheryl S. Jordan
Name: Sheryl S. Jordan
Title: Executive Vice President

EXHIBIT A TO
AMENDMENT TO LOAN DOCUMENTS
DATED AS OF MARCH 17, 2025

A.    Loan Documents. The Loan Documents that are the subject of this Amendment include the following (as any of such documents has been amended, modified or otherwise supplemented):

    1.    $85,000,000.00 Revolving Line of Credit Note, dated October 28, 2024, executed and delivered by the Borrower to the Bank (the “Note”).

    2.    Loan Agreement, dated as of October 28, 2024 between the Borrower and the Bank (the “Loan Agreement”).

    3.    Guaranty and Suretyship Agreement, dated as of October 28, 2024, by Guarantor in favor of the Bank.

    4.    All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.    Amendment(s). The Loan Documents are amended as follows:

    1.    The Expiration Date, as set forth in the Note, is hereby extended from October 27, 2025 to October 27, 2026.

    2.    Notwithstanding anything to the contrary contained in the Note, amounts outstanding under the Note will bear interest at a rate per annum which is at all times equal to the sum of (A) the Daily SOFR (as defined in the Note) plus (B) a spread of one hundred fifty-five (155) basis points (1.55%).

C.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions precedent is satisfied or waived:

    1.    Execution by all parties and delivery to the Bank of this Amendment.

    2.    To the extent requested by the Bank, the Bank shall have received (x) an executed Certification of Beneficial Ownership for each Loan Party, in form and substance acceptable to the Bank, and (y) such other documentation and other information reasonably requested by the Bank in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

    3.    The Bank shall have received a certificate of a Responsible Officer of each Loan Party dated the date hereof certifying (a) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Bank, of its members or other governing body authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been amended, modified, revoked or rescinded in any manner and are in full force and effect, (b) that attached thereto is a true and complete copy of its certificate of formation or equivalent document, certified by the Secretary of State of the State in which it is formed, and its other organizational documents (or, in each case, certifying no changes from those last delivered to the Bank) and that such certificate of formation or equivalent document and other organizational documents have not been amended, modified, revoked or rescinded and are in full force and effect and, (c) as to the incumbency and specimen signatures of each officer executing this Amendment on its behalf.

    4.    The Bank shall have received certificates of good standing, subsistence and/or status dated a recent date from the Secretary of State or appropriate taxing or other authorities in the jurisdiction of incorporation or organization of each Loan Party.

    5.    The Bank shall have received a written opinion of the Loan Parties’ counsel addressed to the Bank and covering such matters as the Bank may reasonably require.